Exhibit 24

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2004.

                                        /s/ Phillip E. Beekman
                                ------------------------------------
                                                (sign name)

                                            Phillip E. Beekman
                                --------------------------------------------
                                                (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2004.

                                                  /s/ Robert R. Buck
                                        -------------------------------
                                                        (sign name)

                                                      Robert R. Buck
                                        -------------------------------
                                                        (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of March, 2004.

                                        /s/ G. Steven Geis, Ph.D., M.D.
                                ------------------------------------------
                                                    (sign name)

                                            G. Steven Geis, Ph.D., M.D.
                                ------------------------------------------
                                                   (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2004.

                                                /s/ Donald C. Harrison, M.D.
                                        ------------------------------------
                                                        (sign name)

                                                    Donald C. Harrison, M.D.
                                        ------------------------------------
                                                        (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 2004.

                                                /s/ Timothy E. Johnson, Ph.D
                                        ------------------------------------
                                                        (sign name)

                                                     Timothy E. Johnson, Ph.D
                                        -------------------------------------
                                                        (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March, 2004.

                                                /s/ Frederick A. Russ, Ph.D
                                        -------------------------------------
                                                        (sign name)

                                                     Frederick A. Russ, Ph.D
                                        -------------------------------------
                                                        (print name)

                                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III his attorney, for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2004.

                                                /s/ Robert C. Simpson
                                        ------------------------------
                                                         (sign name)

                                                    Robert C. Simpson
                                        ------------------------------
                                                         (print name)